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Merrill Lynch Investment Managers
www.mlim.ml.com


Semi-Annual Report
September 30, 2001


Mercury
U.S. High Yield
Fund, Inc.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



A SPECIAL MESSAGE TO
SHAREHOLDERS


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



September 30, 2001, Mercury U.S. High Yield Fund, Inc.



DEAR SHAREHOLDER


Investment Environment
During the six-month period ended September 30, 2001, the high-yield market returned -4.57%, as measured by the Credit Suisse First Boston (CSFB) High Yield Index. The Index was quite weak in April and June, recovered in July and August, and collapsed in September. In the aftermath of the terrorist attacks on September 11, 2001, investors fled risky assets, as evidenced by a return of +2.28% for 10-year US Treasury notes for the month. It also became clear to us that the United States and global economies have been pushed into a recession. With the earnings outlook grim, the market environment could be quite volatile until a clear picture of the timing of the economic recovery emerges.

The fundamental picture of the high-yield market continues to be a mixed one. The downgrade/upgrade ratio rose to 4.9 in the third quarter of 2001, continuing an upward trend from 2.8 in the first quarter. This increase pushes expectations of a decline in the default rate further into the future. Also signaling a delay in improvement in the default statistics is a rise in the distress ratio (percentage of issues outyielding US Treasury securities by 1,000 basis points (10%) or more). However, we believe investors should keep these negative developments in proper perspective, namely that market prices already appeared to reflect the dire credit conditions facing many high-yield issuers. The high downgrade/upgrade ratio would merit a greater concern if most bonds were at par rather than at 71% of par.


Portfolio Matters
For the six-month period ended September 30, 2001, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -8.77%, -8.89%, -8.89% and -9.11%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund underperformed the benchmark CSFB High Yield Index, which returned -4.57% for the same six-month period. Industries that contributed positively to the period results were auto, health care and services. Industries that did poorly were international cable, telecommunications, paper and consumer products.

Our portfolio holdings were a mixed bag during the six-month period. Our good performers included ALARIS Medical Inc., World Color Press Inc. and Fleming Companies Inc. The Trust's poor performers were Doman Industries Limited, Primedia, Inc., The AES Corporation and Galey & Lord, Inc. Events of September 11, 2001 brought out a fear of flying and predictions of the airline industry demise, which in turn, created our two poorest performers - Hexcel Corporation and Fairchild Corporation. While Hexcel's aerospace business is mostly commercial (49% of total sales), its industrial, electronics, space and military businesses provide offsets. We prefer the company's business diversity as well as its variable cost structure and flexible capital spending. We also believe that Hexcel's banks will work with the company to address liquidity issues. Fairchild, a leading worldwide aerospace and industrial fastener manufacturer, offers much less operating diversity than Hexcel. However, at its currently depressed bond price, we believe Fairchild's asset protection is more than adequate.



September 30, 2001, Mercury U.S. High Yield Fund, Inc.


Among larger additions to the Trust during the period were United States Steel LLC, AmeriSourceBergen Corporation (pharmaceutical wholesale distributor), Autonation, Inc. (auto retailer), American Greetings and Mission Energy Holdings. We also took gains in bonds of Western Resources, Venture and Extendicare Health Services. In the secondary market, we established new positions in bonds of Intrawest Corporation (owner and operator of mountain resorts) and Mandalay Resort Group.

The credit quality profile of the Trust is slightly below that of the benchmark index, with a heavier weighting in the CCC category because of downgrades. Duration is shorter than the index. The Trust's five largest industries at September 30, 2001 were wireless communication, utilities, services, energy and metals/minerals. Relative to the benchmark index, the most significant underweighted industries were telecommunications and financials.


Investment Outlook and Strategy
The high-yield market has once again become victim to the deteriorating economy and a decrease in investors' risk tolerance. Yield spreads compared to Treasury Securities started the year at a very high level of 9.6% but have been slowly declining as multiple Federal Reserve Board easings calmed investors' fears. September 11 events brought renewed widening in spreads and a dark cloud over high-yield bonds. The bear market in high-yield bonds is three years old now. Investor sentiment is quite negative. Investors have a "follow equities" and "show me" attitude. Valuation of the sector reflects investor perceptions that the market is riskier than is the norm. Yield spreads of US Treasury bonds were about 10.125% at September 30, 2001, which is the widest level since early 1991. Throughout much of the 1990s, yield spreads averaged around 5%. In short, high-yield bonds seem inexpensive at current levels and their market prices already reflect the dire credit conditions faced by many high-yield issuers.

Despite general pessimism, we believe that the high-yield market represents excellent value over the longer run, though uncertainty in the short term will increase market volatility. Defaults are expected to peak during the next two quarters, then subside. Underwriting quality is better than in recent years, suggesting a period of declining defaults. Market technicals, though shaky recently, should be moving in favor of high-yield issues as investors reevaluate commitments to an even more volatile and overvalued equity market.

Given our constructive market outlook, we have been fully invested. We have been concentrating our purchases on better credit quality companies because, we believe, they represent much better value (spread wise) than bottom-tier credits. The stable sectors of the economy remain cable, utilities, health care, services and wireless communications. These are well represented in the Trust. We are also well positioned for the eventual recovery in the economy and in the bonds of metals/minerals, consumer products, and aerospace.


In Conclusion
We appreciate your investment in Mercury U.S. High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and Portfolio Manager



November 12, 2001


The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.



OFFICERS AND DIRECTORS/TRUSTEES


Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Vincent T. Lathbury III, Senior Vice President
Kevin J. McKenna, Senior Vice President
Aldona Schwartz, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



September 30, 2001, Mercury U.S. High Yield Fund, Inc.



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the two years, decreasing 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived its management fee and a portion of its other expenses. Without such waiver, the Fund's performance would have been lower.



September 30, 2001, Mercury U.S. High Yield Fund, Inc.


FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 9/30/01                    -13.53%         -16.99%
Inception (9/05/00) through 9/30/01       -13.94          -17.16

*Maximum sales charge is 4.00%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 9/30/01                    -13.74%         -17.19%
Inception (9/05/00) through 9/30/01       -14.15          -17.37

*Maximum sales charge is 4.00%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 9/30/01                    -13.93%         -16.98%
Inception (9/05/00) through 9/30/01       -14.35          -17.18

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 9/30/01                    -14.20%         -14.96%
Inception (9/05/00) through 9/30/01       -14.61          -14.61

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


RECENT PERFORMANCE RESULTS*
                                    6-Month         12-Month      Since Inception     Standardized
As of September 30, 2001          Total Return    Total Return      Total Return      30-Day Yield
Class I                              -8.77%          -13.53%           -14.82%            12.50%
Class A                              -8.89           -13.74            -15.05             10.05
Class B                              -8.89           -13.93            -15.26             13.50
Class C                              -9.11           -14.20            -15.53             13.17
Credit Suisse First Boston
High Yield Index**                   -4.57           - 4.92            - 5.80             --

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the payable date.
The Fund commenced operations on 9/05/00.
**This unmanaged market-weighted Index mirrors the high yield debt markets of securities rated BBB or lower. Since inception total return for the Credit Suisse First Boston High Yield Index is from
8/31/00.



September 30, 2001, Mercury U.S. High Yield Fund, Inc.


PORTFOLIO INFORMATION


TEN LARGEST CORPORATE HOLDINGS

                                                                     Percent of
As of September 30, 2001                                             Net Assets

Charter Communications Holdings                                         1.9%
Charter Communications Holdings is the fourth-largest operator of cable television systems in the United States.
The company offers a full range of traditional cable television services, as well as digital cable television and high speed
Internet access to customers in some of its markets.

CMS Energy Corp.                                                        1.9
CMS Energy Corp. provides energy services as well as develops owns and operates energy facilities around the world. The company is involved in electric and gas utility operations, electric power production, oil and gas exploration and production, natural gas transmission, storage and processing, international energy distribution, energy marketing services and trading.

Forest City Enterprises Inc.                                            1.8
Forest City Enterprises Inc. owns, develops, acquires and manages real estate projects in various states. The company's portfolio includes regional malls, specialty retail centers, office buildings, mixed-use projects, multi-family properties and master-planned communities.

HMH Properties, Inc.                                                    1.8
HMH Properties, Inc. is a wholly-owned subsidiary of Host Marriott Corporation, a lodging real estate company that currently owns or holds controlling interest in over a hundred upscale and luxury hotel properties primarily operated under premium brands such as Marriott, Ritz-Carlton, Hyatt, Four
Seasons, Hilton and Swissotel.

The AES Corporation                                                     1.7
The AES Corporation develops, owns and operates electric power generation and distribution facilities in the United States and abroad. AES has grown steadily since its founding in 1981 to become the world's largest independent power company with operations in 18 countries. The company has a diversified portfolio of projects with 122 power plants in 16 countries and 14 distribution systems in operation in eight countries.



September 30, 2001, Mercury U.S. High Yield Fund, Inc.


                                                                     Percent of
                                                                     Net Assets

Primedia, Inc.*                                                         1.6%
Primedia Inc., a media company, provides specialized information in the consumer, business-to-business, and education markets. The company's products include 280 specialty, technical and trade magazines, information products, supplemental educational materials and vocational networks. Primedia's brands include
SEVENTEEN, NEW YORK and MODERN BRIDE.

Protection One Alarm Monitoring                                         1.6
Protection One Alarm Monitoring provides monitoring and related security services. The company provides its services to residential and commercial subscribers in North America and Europe.

Nextel Communications, Inc.                                             1.5
Nextel Communications, Inc. provides digital wireless communications services throughout the United States, focusing on business users. The company's digital mobile network utilizes
Motorola-developed transmission technology "integrated Digital
Enhanced Network" technology. Through its 100%-owned subsidiary,
Nextel International Inc., Nextel is also building networks in Latin America and Asia.

Browning-Ferris Industries, Inc.                                        1.5
Browning-Ferris Industries, Inc.--an obligation of Allied
Waste Industries, is a non-hazardous solid waste management company. The company provides collection, transfer, disposal and recycling services for residential, commercial and industrial customers in the United States. Allied Waste operates through a network of collection companies, transfer stations, landfills and recycling facilities.

Ocean Rig Norway AS                                                     1.4
Ocean Rig Norway AS is an Oslo-based, Norwegian publicly listed company formed to construct, own and operate a fleet of high specification semi-submersible drilling rigs for offshore oil and gas exploration and development drilling in deep water and harsh environments. The company is currently building two Bingo 9000 fifth-generation semi-submersible drilling rigs. These are very near completion and will be among the most advanced in the world and capable of drilling in ultra deep water of up to 10,000 feet.

*Includes combined holdings.



September 30, 2001, Mercury U.S. High Yield Fund, Inc.



PORTFOLIO INFORMATION (CONCLUDED)


PORTFOLIO PROFILE AS OF SEPTEMBER 30, 2001

The quality ratings* of securities in
the Trust as of September 30, 2001 were
as follows:

                                Percent of
S&P Rating/                     Long-Term
Moody's Rating                 Investments

BBB/Baa                           7.6%
BB/Ba                            33.9
B/B                              42.7
CCC/Caa                           9.7
CC/Ca                             2.4
C/C                               0.6
D/D                               0.0**
NR (Not Rated)                    3.1

*In cases when bonds are rated differently by Standard & Poor's
Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.
**Amount is less than 0.1%.



                                Percent of
Five Largest Industries         Net Assets

Wireless Communication            9.7%
Utilities                         7.8
Services                          7.0
Metals/Minerals                   6.1
Energy                            6.1



September 30, 2001, Mercury U.S. High Yield Fund, Inc.



STATEMENT OF ASSETS AND LIABILITIES


As of September 30, 2001

MERCURY U.S. HIGH YIELD FUND, INC.

Assets:
Investment in Master U.S. High Yield Trust, at value (identified cost--$2,274,026)                        $    2,065,077
Prepaid registration fees and other assets                                                                        38,221
                                                                                                          --------------
Total assets                                                                                                   2,103,298
                                                                                                          --------------

Liabilities:
Payables:
   Dividends to shareholders                                                             $        5,806
   Distributor                                                                                      507
   Administrator                                                                                    348            6,661
                                                                                         --------------
Accrued expenses and other liabilities                                                                            39,177
                                                                                                          --------------
Total liabilities                                                                                                 45,838
Net Assets:                                                                                               --------------

Net assets                                                                                                $    2,057,460
                                                                                                          ==============

Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $         281
Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                     13,269
Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      8,289
Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      5,343
Paid-in capital in excess of par                                                                               2,298,447
Accumulated realized capital losses on investments from the Trust--net                                          (59,220)
Unrealized depreciation on investments from the Trust--net                                                     (208,949)
                                                                                                          --------------
Net assets                                                                                                $    2,057,460
                                                                                                          ==============

Net Asset Value:
Class I--Based on net assets of $21,234 and 2,805 shares outstanding                                      $         7.57
                                                                                                          ==============
Class A--Based on net assets of $1,004,162 and 132,692 shares outstanding                                 $         7.57
                                                                                                          ==============
Class B--Based on net assets of $627,617 and 82,889 shares outstanding                                    $         7.57
                                                                                                          ==============
Class C--Based on net assets of $404,447 and 53,432 shares outstanding                                    $         7.57
                                                                                                          ==============

See Notes to Financial Statements.


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


STATEMENT OF OPERATIONS


For the Six Months Ended September 30, 2001

Mercury U.S. High Yield FUND, Inc.

Investment Income from the Trust--Net:
Net investment income allocated from the Trust:
   Interest                                                                                               $       71,806
   Dividends                                                                                                       1,918
   Expenses (net of $69,622 expense reimbursement)                                                               (2,616)
                                                                                                          --------------
Net investment income from the Trust                                                                              71,108
                                                                                                          --------------

Expenses:
Registration fees                                                                        $       23,041
Printing and shareholder reports                                                                 18,657
Professional fees                                                                                14,117
Offering fees                                                                                    12,905
Administration fee                                                                                1,575
Account maintenance and distribution fees--Class C                                                1,006
Account maintenance and distribution fees--Class B                                                  617
Account maintenance fees--Class A                                                                   572
Transfer agent fees--Class B                                                                        292
Transfer agent fees--Class A                                                                        271
Transfer agent fees--Class C                                                                        168
Accounting services                                                                                  65
Transfer agent fees--Class I                                                                         13
Other                                                                                             4,406
                                                                                         --------------
Total expenses before reimbursement                                                              77,705
Reimbursement of expenses                                                                      (69,622)
                                                                                         --------------
Total expenses after reimbursement                                                                                 8,083
                                                                                                          --------------
Investment income--net                                                                                            63,025
                                                                                                          --------------

Realized & Unrealized Loss from the Trust--Net:
Realized loss on investments from the Trust--net:                                                               (59,960)
Change in unrealized depreciation on investments from the Trust--net                                           (183,398)
                                                                                                          --------------
Net Decrease in Net Assets Resulting from Operations                                                      $    (180,333)
                                                                                                          ==============

See Notes to Financial Statements.


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


STATEMENT OF CHANGES
IN NET ASSETS

MERCURY U.S. HIGH YIELD FUND, INC.

                                                                                     For the Six        For the Period
                                                                                     Months Ended    September 5, 2000++
                                                                                    September 30,        to March 31,
Increase (Decrease) in Net Assets:                                                       2001                 2001
Operations:
Investment income--net                                                               $       63,025       $       10,204
Realized gain (loss) on investments from the Trust--net                                    (59,960)                  205
Change in unrealized depreciation on investments from the Trust--net                      (183,398)             (25,551)
                                                                                     --------------       --------------
Net decrease in net assets resulting from operations                                      (180,333)             (15,142)
                                                                                     --------------       --------------

Dividends to Shareholders:
Investment income--net:
   Class I                                                                                  (1,189)              (1,530)
   Class A                                                                                 (23,225)              (1,496)
   Class B                                                                                 (24,903)              (5,288)
   Class C                                                                                 (13,708)              (1,890)
                                                                                     --------------       --------------
Net decrease in net assets resulting from dividends to shareholders                        (63,025)             (10,204)
                                                                                     --------------       --------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions                        1,690,199              535,965
                                                                                     --------------       --------------

Net Assets:
Total increase in net assets                                                              1,446,841              510,619
Beginning of period                                                                         610,619              100,000
                                                                                     --------------       --------------
End of period                                                                        $    2,057,460       $      610,619
                                                                                     ==============       ==============

++Commencement of operations.

See Notes to Financial Statements.



September 30, 2001, Mercury U.S. High Yield Fund, Inc.



FINANCIAL HIGHLIGHTS

MERCURY U.S. HIGH YIELD FUND, INC.
The following per share data and ratios have been derived from information provided in the financial statements.


                                                                       Class I                       Class A
                                                                 For the        For the        For the        For the
                                                                   Six           Period          Six           Period
                                                                  Months        Sept. 5,        Months        Sept. 5,
                                                                  Ended        2000++ to        Ended        2000++ to
                                                                Sept. 30,      March 31,      Sept. 30,      March 31,
Increase (Decrease) in Net Asset Value:                            2001           2001           2001           2001
Per Share Operating Performance:
Net asset value, beginning of period                             $     8.74     $    10.00     $     8.74     $    10.00
                                                                 ----------     ----------     ----------     ----------
Investment income--net                                                  .43            .60            .42            .58
Realized and unrealized loss on
   investments from the Trust--net                                   (1.17)         (1.26)         (1.17)         (1.26)
                                                                 ----------     ----------     ----------     ----------
Total from investment operations                                      (.74)          (.66)          (.75)          (.68)
                                                                 ----------     ----------     ----------     ----------
Less dividends from investment income--net                            (.43)          (.60)          (.42)          (.58)
                                                                 ----------     ----------     ----------     ----------
Net asset value, end of period                                   $     7.57     $     8.74     $     7.57     $     8.74
                                                                 ==========     ==========     ==========     ==========

Total Investment Return:**
Based on net asset value per share                               (8.77%)+++     (6.63%)+++     (8.89%)+++     (6.76%)+++
                                                                 ==========     ==========     ==========     ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                   1.35%*         1.37%*         1.60%*         1.61%*
                                                                 ==========     ==========     ==========     ==========
Expenses++++                                                        12.34%*       104.02%*        12.70%*       104.08%*
                                                                 ==========     ==========     ==========     ==========
Investment income--net                                              10.28%*        11.40%*        10.13%*        11.16%*
                                                                 ==========     ==========     ==========     ==========

Supplemental Data:
Net assets, end of period (in thousands)                         $       21     $       24     $    1,004     $       23
                                                                 ==========     ==========     ==========     ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Series' allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY U.S. HIGH YIELD FUND, INC.
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                       Class B                       Class C
                                                                 For the        For the        For the        For the
                                                                   Six           Period          Six           Period
                                                                  Months        Sept. 5,        Months        Sept. 5,
                                                                  Ended        2000++ to        Ended        2000++ to
                                                                Sept. 30,      March 31,      Sept. 30,      March 31,
Increase (Decrease) in Net Asset Value:                            2001           2001           2001           2001
Per Share Operating Performance:
Net asset value, beginning of period                             $     8.74     $    10.00     $     8.74     $    10.00
                                                                 ----------     ----------     ----------     ----------
Investment income--net                                                  .42            .57            .40            .56
Realized and unrealized loss on
   investments from the Trust--net                                   (1.17)         (1.26)         (1.17)         (1.26)
                                                                 ----------     ----------     ----------     ----------
Total from investment operations                                      (.75)          (.69)          (.77)          (.70)
                                                                 ----------     ----------     ----------     ----------
Less dividends from investment income--net                            (.42)          (.57)          (.40)          (.56)
                                                                 ----------     ----------     ----------     ----------
Net asset value, end of period                                   $     7.57     $     8.74     $     7.57     $     8.74
                                                                 ==========     ==========     ==========     ==========

Total Investment Return:**
Based on net asset value per share                               (8.89%)+++     (6.99%)+++     (9.11%)+++     (7.07%)+++
                                                                 ==========     ==========     ==========     ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                   1.60%*         1.78%*         2.05%*         2.18%*
                                                                 ==========     ==========     ==========     ==========
Expenses++++                                                        12.63%*       101.20%*        13.08%*       104.54%*
                                                                 ==========     ==========     ==========     ==========
Investment income--net                                              10.11%*         9.69%*         9.61%*         9.97%*
                                                                 ==========     ==========     ==========     ==========

Supplemental Data:
Net assets, end of period (in thousands)                         $      628     $      361     $      404     $      203
                                                                 ==========     ==========     ==========     ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Series' allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


September 30, 2001, Mercury U.S. High Yield Fund, Inc.



NOTES TO FINANCIAL STATEMENTS


MERCURY U.S. HIGH YIELD FUND, INC.

1. Significant Accounting Policies:
Mercury U.S. High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust") that has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at September 30, 2001 was .42%. The Fund offers four classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records the investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.



September 30, 2001, Mercury U.S. High Yield Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Incorporated ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM earned fees of $1,575, all of which were waived. In addition, FAM reimbursed the Fund $68,047 in additional expenses.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account
                                 Maintenance Fee     Distribution Fee

Class A                                .25%                 --
Class B                                .25%                 .50%
Class C                                .25%                 .55%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. For the six months ended September 30, 2001, the Fund did not accrue Class B distribution fees.

For the six months ended September 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., received contingent deferred sales charges of $1,563 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.



September 30, 2001, Mercury U.S. High Yield Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the six months ended September 30, 2001 were $2,375,300 and $744,865, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $1,690,199 and $535,965 for the six months ended September 30, 2001 and for the period September 5, 2000 to March 31, 2001, respectively.


Transactions in capital shares were as follows:


Class I Shares for the Six Months
Ended September 30, 2001                     Shares   Dollar Amount

Shares issued to shareholders
in reinvestment of dividends                     141    $     1,181
                                           ---------    -----------
Net increase                                     141    $     1,181
                                           =========    ===========



Class I Shares for the Period September 5, 2000++
to March 31, 2001                            Shares   Dollar Amount

Shares sold                                       10     $       94
Shares issued to shareholders
in reinvestment of dividends                     164          1,471
                                           ---------    -----------
Total issued                                     174          1,565
Shares redeemed                                 (10)           (93)
                                           ---------    -----------
Net increase                                     164    $     1,472
                                           =========    ===========

++Prior to September 5, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.



Class A Shares for the Six Months
Ended September 30, 2001                     Shares   Dollar Amount

Shares sold                                  132,356    $ 1,099,089
Shares issued to shareholders
in reinvestment of dividends                   2,474         20,591
                                           ---------    -----------
Total issued                                 134,830      1,119,680
Shares redeemed                              (4,798)       (39,189)
                                           ---------    -----------
Net increase                                 130,032    $ 1,080,491
                                           =========    ===========



Class A Shares for the Period September 5, 2000++
to March 31, 2001                            Shares   Dollar Amount

Shares sold                                       10     $       94
Shares issued to shareholders
in reinvestment of dividends                     160          1,438
                                           ---------    -----------
Total issued                                     170          1,532
Shares redeemed                                 (10)           (93)
                                           ---------    -----------
Net increase                                     160    $     1,439
                                           =========    ===========

++Prior to September 5, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.



SEPTEMBER 30, 2001, MERCURY U.S. HIGH YIELD FUND, INC.



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Class B Shares for the Six Months
Ended September 30, 2001                     Shares   Dollar Amount

Shares sold                                   49,738    $   422,616
Shares issued to shareholders
in reinvestment of dividends                   1,599         13,346
                                           ---------    -----------
Total issued                                  51,337        435,962
Shares redeemed                              (9,769)       (82,750)
                                           ---------    -----------
Net increase                                  41,568    $   353,212
                                           =========    ===========



Class B Shares for the Period September 5, 2000++
to March 31, 2001                            Shares   Dollar Amount

Shares sold                                   38,568    $   349,401
Shares issued to shareholders
in reinvestment of dividends                     253          2,244
                                           ---------    -----------
Net increase                                  38,821    $   351,645
                                           =========    ===========

++Prior to September 5, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.




Class C Shares for the Six Months
Ended September 30, 2001                     Shares   Dollar Amount

Shares sold                                   29,983    $   253,474
Shares issued to shareholders
in reinvestment of dividends                     222          1,841
                                           ---------    -----------
Net increase                                  30,205    $   255,315
                                           =========    ===========




Class C Shares for the Period September 5, 2000++
to March 31, 2001                            Shares   Dollar Amount

Shares sold                                   20,595    $   180,249
Shares issued to shareholders
in reinvestment of dividends                     141          1,253
                                           ---------    -----------
Total issued                                  20,736        181,502
Shares redeemed                                 (10)           (93)
                                           ---------    -----------
Net increase                                  20,726    $   181,409
                                           =========    ===========

++Prior to September 5, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.



SCHEDULE OF INVESTMENTS

MASTER U.S. HIGH YIELD TRUST
S&P     Moody's         Face
Rating  Rating         Amount                       Corporate Bonds                                            Value
AEROSPACE--3.7%
NR*      NR*       $ 2,500,000  Alliant TechSystems Inc., 8.50% due 5/15/2011 (c)                         $    2,575,000
B-       B3         10,000,000  Fairchild Corporation, 10.75% due 4/15/2009                                    4,950,000
B        B2         10,000,000  Hexcel Corporation, 9.75% due 1/15/2009                                        5,050,000
NR*      Ca          5,000,000  Kitty Hawk, Inc., 9.95% due 11/15/2004 (d)                                       875,000
B        B2          5,000,000  USAir Inc., 10.375% due 3/01/2013                                              4,429,495
                                                                                                          --------------
                                                                                                              17,879,495

Automotive--0.9%
D        Caa3       10,000,000  Federal-Mogul Corporation, 7.375% due 1/15/2006                                  800,000
                                Navistar International:
BBB-     Ba1         1,275,000     9.375% due 6/01/2006                                                        1,236,750
BB+      Ba2         2,750,000     8% due 2/01/2008                                                            2,406,250
                                                                                                          --------------
                                                                                                               4,443,000

Broadcasting--1.8%
B-       B2          6,000,000  Emmis Communications Corporation, 8.125% due 3/15/2009                         5,400,000
B-       B3          5,000,000  Lin Holdings Corporation, 14.435%** due 3/01/2008                              3,375,000
                                                                                                          --------------
                                                                                                               8,775,000

Cable--International--1.4%
NR*      NR*        25,000,000  Supercanal Holdings SA, 11.50% due 5/15/2005 (c)(d)                            1,312,500
CCC      Caa3       21,000,000  UnitedGlobalCom Inc., 12.64%** due 2/15/2008                                   5,145,000
CCC      Caa3        8,000,000  United Pan-Europe Communications, 13.466%** due 2/01/2010                        480,000
                                                                                                          --------------
                                                                                                               6,937,500


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
S&P     Moody's         Face
Rating  Rating         Amount                       Corporate Bonds                                            Value
CABLE--US--4.9%
B+       B2        $ 4,500,000  Century Communications Corporation, 9.75% due 2/15/2002                   $    4,398,750
                                Charter Communications Holdings:
B+       B2          7,000,000     8.625% due 4/01/2009                                                        6,282,500
B+       B2          3,000,000     10% due 4/01/2009                                                           2,902,500
B-       B3         10,000,000  Insight Communications, 12.095%** due 2/15/2011                                5,350,000
B+       B2          5,000,000  Olympus Communications LP/Capital Corp., 10.625% due 11/15/2006                4,825,000
                                                                                                          --------------
                                                                                                              23,758,750

Chemicals--3.2%
B+       Ba2         5,000,000  Hercules Inc., 11.125% due 11/15/2007 (c)                                      4,825,000
BB-      B2          5,000,000  ISP ChemCo., 10.25% due 7/01/2011 (c)                                          4,825,000
B+       B2          5,000,000  Lyondell Chemical Company, 10.875% due 5/01/2009                               4,112,500
NR*      Ca          2,250,000  Sterling Chemicals Inc., 12.375% due 7/15/2006                                 1,777,500
                                                                                                          --------------
                                                                                                              15,540,000

Consumer Products--4.6%
BB+      Ba3         5,000,000  American Greetings, 11.75% due 7/15/2008                                       4,525,000
B-       B2          1,825,000  Armkel LLC, 9.50% due 8/15/2009 (c)                                            1,856,937
BBB-     Ba1         4,500,000  Briggs & Stratton Corporation, 8.875% due 3/15/2011                            4,387,500
CC       Ca         10,000,000  Corning Consumer Products, 9.625% due 5/01/2008                                1,650,000
CCC+     Ca         10,000,000  Galey & Lord, Inc., 9.125% due 3/01/2008                                       2,350,000
BB-      B2          6,000,000  Levi Strauss & Co., 11.625% due 1/15/2008                                      4,410,000
                                Westpoint Stevens Inc.:
CCC+     Ca          6,500,000     7.875% due 6/15/2005                                                        2,372,500
CCC+     Ca          3,000,000     7.875% due 6/15/2008 (f)                                                    1,035,000
                                                                                                          --------------
                                                                                                              22,586,937


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
S&P     Moody's         Face
Rating  Rating         Amount                       Corporate Bonds                                            Value
ENERGY--5.9%
                                Hanover Equipment (c):
BB       Ba3       $   700,000     Trust A, 8.50% due 9/01/2008                                           $      705,250
BB       Ba3         1,725,000     Trust B, 8.75% due 9/01/2011                                                1,733,625
BB-      Ba3         3,875,000  Key Energy Services Inc., 8.375% due 3/01/2008                                 3,797,500
CCC      B3          8,000,000  Ocean Rig Norway AS, 10.25% due 6/01/2008                                      7,020,000
B+       B1          6,000,000  Parker Drilling Co., 9.75% due 11/15/2006                                      5,520,000
BB-      B1          5,000,000  Tesoro Petroleum Corp., 9% due 7/01/2008                                       4,675,000
B-       B3          7,000,000  United Refining Co., 10.75% due 6/15/2007                                      5,075,000
                                                                                                          --------------
                                                                                                              28,526,375

Financial--0.4%
D        Caa3        5,000,000  Amresco Inc., 9.875% due 3/15/2005                                             1,925,000

Food & Drug--1.3%
NR*      NR*         8,500,000  Ameriserve Food Distributors, 8.875% due 10/15/2006 (d)                          127,500
BB-      Ba3         6,250,000  Fleming Companies Inc., 10.125% due 4/01/2008                                  6,406,250
NR*      NR*         5,000,000  Nebco Evans Holding Co., 16.34%** due 7/15/2007 (d)                                  500
                                                                                                          --------------
                                                                                                               6,534,250

Food / Tobacco--3.1%
D        Ca          5,000,000  Chiquita Brands International Inc., 9.125% due 3/01/2004 (d)                   3,475,000
B-       B3          4,000,000  Del Monte Corporation, 9.25% due 5/15/2011 (c)                                 4,100,000
BB       Ba1         5,000,000  Tricon Global Restaurants, Inc., 8.875% due 4/15/2011                          5,125,000
NR*      C          11,000,000  Vlasic Foods International Inc., 10.25% due 7/01/2009 (d)                      2,585,000
                                                                                                          --------------
                                                                                                              15,285,000


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
S&P     Moody's         Face
Rating  Rating         Amount                       Corporate Bonds                                            Value
GAMING--2.7%
BB-      Ba3       $ 2,000,000  Mandalay Resort Group, 10.25% due 8/01/2007                               $    1,850,000
BB+      Ba1         5,000,000  Park Place Entertainment, 7.875% due 12/15/2005                                4,762,500
B+       Ba3         2,275,000  Sun International Hotels, 8.875% due 8/15/2011 (c)                             1,956,500
B-       Caa1        5,000,000  Venetian Casino/LV Sands, 12.25% due 11/15/2004                                4,475,000
                                                                                                          --------------
                                                                                                              13,044,000

Health Care--5.9%
CCC+     Caa2       10,500,000  ALARIS Medical Inc., 14.993%** due 8/01/2008                                   4,672,500
BB-      Ba3         3,250,000  AmeriSource Bergen Corporation, 8.125% due 9/01/2008 (c)                       3,371,875
B+       B1          5,000,000  Beverly Enterprises Inc., 9% due 2/15/2006                                     5,087,500
CCC+     B3          4,675,000  Extendicare Health Services, 9.35% due 12/15/2007                              4,160,750
B+       Ba2         5,000,000  Fresenius Medical Capital Trust II, 7.875% due 2/01/2008                       4,962,500
B-       B3          7,000,000  Magellan Health Services, 9% due 2/15/2008                                     6,475,000
D        NR*         7,000,000  Mariner Post--Acute Network, 9.50% due 11/01/2007 (d)                            105,000
                                                                                                          --------------
                                                                                                              28,835,125

Housing--1.8%
BB-      Ba3         9,500,000  Forest City Enterprises Inc., 8.50% due 3/15/2008                              8,597,500

Information Technology--0.9%
BB-      B1          5,000,000  Amkor Technology Inc., 9.25% due 2/15/2008                                     4,000,000
D        Ca          5,000,000  Dictaphone Corp., 11.75% due 8/01/2005 (d)                                       275,000
                                                                                                          --------------
                                                                                                               4,275,000


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
S&P     Moody's         Face
Rating  Rating         Amount                       Corporate Bonds                                            Value
LEISURE--4.8%
BB       Ba2       $ 3,000,000  Felcor Lodging LP, 9.50% due 9/15/2008                                    $    2,580,000
BBB-     Baa3        7,375,000  Hilton Hotels Corporation, 8.25% due 2/15/2011                                 6,830,836
BB       Ba2        10,000,000  HMH Properties, Inc., 8.375% due 2/15/2006                                     8,950,000
B+       B1          2,000,000  Intrawest Corporation, 10.50% due 2/01/2010                                    1,830,000
BB-      Ba3         4,000,000  Meristar Hospitality Corporation, 9% due 1/15/2008 (c)                         3,260,000
                                                                                                          --------------
                                                                                                              23,450,836

Manufacturing--2.7%
B-       Caa1       10,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008                                  5,500,000
D        Ca          6,000,000  Thermadyne Manufacturing, 9.875% due 6/01/2008                                 2,040,000
CCC+     B3          8,000,000  Trench Electric SA and Trench Inc., 10.25% due 12/15/2007                      5,640,000
                                                                                                          --------------
                                                                                                              13,180,000

Media--Diversified--3.8%
                                Primedia, Inc.:
BB-      Ba3         6,500,000     7.625% due 4/01/2008                                                        4,907,500
BB-      Ba3         3,500,000     8.875% due 5/15/2011 (c)                                                    2,642,500
B        B3          6,000,000  Six Flags Inc., 9.50% due 2/01/2009                                            5,610,000
BBB      Baa2        5,000,000  World Color Press Inc., 7.75% due 2/15/2009                                    5,051,125
                                                                                                          --------------
                                                                                                              18,211,125

Metals / Minerals--6.1%
NR*      NR*        17,500,000  AEI Resources Inc., 11.50% due 12/15/2006 (c)(d)                               1,750,000
BB       B3          4,000,000  Asarco Inc., 8.50% due 5/01/2025                                               2,210,000
BB-      Ba3         5,000,000  Century Aluminum Company, 11.75% due 4/15/2008                                 4,925,000
CCC+     Caa1        7,500,000  Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003                         5,362,500
B-       B3          2,000,000  Ormet Corporation, 11% due 8/15/2008 (c)                                       1,280,000
NR*      NR*        15,000,000  Republic Technologies, 13.75% due 7/15/2009 (a)                                1,500,000
BB       Ba2         5,000,000  United States Steel LLC, 10.75% due 8/01/2008 (f)                              4,675,000
B        B3          7,500,000  WCI Steel Inc., 10% due 12/01/2004                                             5,296,875
CCC      Caa3       10,500,000  Weirton Steel Corp., 11.375% due 7/01/2004                                     2,572,500
                                                                                                          --------------
                                                                                                              29,571,875


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
S&P     Moody's         Face
Rating  Rating         Amount                       Corporate Bonds                                            Value
Packaging--3.6%
B-       Caa1      $ 4,450,000  Huntsman Packaging Corporation, 13% due 6/01/2010                         $    3,537,750
                                Owens-Illinois Inc.:
B+       B3          3,000,000     7.85% due 5/15/2004                                                         2,535,000
B+       B3          3,000,000     7.15% due 5/15/2005                                                         2,355,000
B-       B3          6,000,000  Tekni-Plex Inc., 12.75% due 6/15/2010                                          5,250,000
B        B3          4,000,000  US Can Corporation, 12.375% due 10/01/2010                                     3,680,000
                                                                                                          --------------
                                                                                                              17,357,750

Paper--0.6%
                                Doman Industries Limited:
B        Caa1        5,000,000     8.75% due 3/15/2004                                                         1,575,000
B        Caa1        5,000,000     9.25% due 11/15/2007                                                        1,575,000
                                                                                                          --------------
                                                                                                               3,150,000

Retail--0.7%
BB+      Ba2         3,600,000  Autonation, Inc., 9% due 8/01/2008 (f)                                         3,474,000

Services--7.0%
BB-      Ba1           625,000  Airgas Inc., 9.125% due 10/01/2011                                               634,375
BB-      Ba3         5,000,000  Allied Waste North America, 8.875% due 4/01/2008                               5,125,000
B-       Caa1        7,500,000  Anthony Crane Rental LP, 10.375% due 8/01/2008                                 3,787,500
BB-      Ba3         8,000,000  Browning-Ferris Industries, Inc., 6.375% due 1/15/2008                         7,507,480
B-       B3          5,000,000  Kindercare Learning Centers, Inc., 9.50% due 2/15/2009                         4,575,000
CCC      Ca          8,000,000  Neff Corp., 10.25% due 6/01/2008                                               4,440,000
B-       Caa2       13,875,000  Protection One Alarm Monitoring, 8.125% due 1/15/2009                          7,874,062
                                                                                                          --------------
                                                                                                              33,943,417

Telecommunications--1.9%
B-       B3          6,000,000  CFW Communications Company, 13% due 8/15/2010                                  4,470,000
CCC-     Caa3       17,215,000  Impsat Corp., 12.375% due 6/15/2008                                            1,936,688
B-       B3          5,000,000  NTL Communications Corp., 12.375%** due 10/01/2008                             1,675,000
NR*      NR*         2,000,000  Telewest Finance, 6% due 7/07/2005                                             1,140,000
                                                                                                          --------------
                                                                                                               9,221,688


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
S&P     Moody's         Face
Rating  Rating         Amount                       Corporate Bonds                                            Value
Utilities--7.8%
B+       Ba2       $10,000,000  The AES Corporation, 8.375% due 8/15/2007                                 $    8,150,000
BBB-     Ba1         4,875,000  Avista Corporation, 9.75% due 6/01/2008 (c)                                    5,131,557
BB       Ba3        10,000,000  CMS Energy Corp., 7.50% due 1/15/2009                                          9,468,790
BB+      Baa3        5,000,000  Calpine Corporation, 7.875% due 4/01/2008                                      4,798,070
BB-      Ba2         5,000,000  Mission Energy Holdings, 13.50% due 7/15/2008                                  5,075,000
BBB      Baa2        5,000,000  PG&E National Energy Group, 10.375% due 5/16/2011 (c)                          5,383,865
                                                                                                          --------------
                                                                                                              38,007,282

Wireless Communications--7.4%
CCC      Caa1        5,000,000  Airgate PCS Inc., 12.837%** due 10/01/2009                                     3,200,000
B        B3          5,000,000  American Tower Corporation, 9.375% due 2/01/2009                               4,212,500
D        Ca         10,000,000  Dolphin Telecom PLC, 17.059%** due 6/01/2008 (d)                                 150,000
CCC-     Caa1        4,000,000  McCaw International Ltd., 18.927%** due 4/15/2007                                780,000
B-       Caa1       10,000,000  Millicom International Cellular S.A., 13.50% due 6/01/2006                     6,450,000
CCC-     Caa1       10,000,000  Nextel International Inc., 12.75% due 8/01/2010                                2,325,000
CCC+     B3          7,200,000  Nextel Partners Inc., 12.867%** due 2/01/2009                                  3,546,000
CCC      Ca          8,750,000  Orion Network Systems, Inc., 17.483%** due 1/15/2007                           2,843,750
B-       B3          5,000,000  SBA Communications Corp., 13.76%** due 3/01/2008                               3,525,000
NR*      B3          4,950,000  TRITEL PCS Inc., 10.375% due 1/15/2011                                         4,232,250
                                Telesystem International Wireless Inc.:
NR*      NR*         7,000,000     14.26%** due 6/30/2007                                                      2,033,367
NR*      NR*        10,000,000     14.014% due 11/01/2007                                                      2,864,584
                                                                                                          --------------
                                                                                                              36,162,451

                                Total Investments in Corporate Bonds (Cost--$639,110,723)--88.9%             432,673,356


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                       Share
                        Held                         Common Stocks                                             Value
CABLE--INTERNATIONAL--0.0%
                        11,782  UnitedGlobalCom Inc. (Class A)(d)                                         $       27,982

Energy--0.2%
                       204,166  Seabulk International, Inc. (d)                                                  786,039

Wireless Communication--0.0%
                       497,541  Metrocall, Inc. (d)                                                               44,779

                                Total Investments in Common Stocks (Cost--$10,024,347)--0.2%                     858,800


                                              Preferred Stocks & Warrants
Cable--International--0.1%
                        85,700  UnitedGlobalCom Inc. (Convertible Preferred)                                     674,888

Food & Drug--0.0%
                         6,208  Nebco Evans Holding Co. (b)                                                          776

Media--Diversified--0.4%
                        50,000  Primedia, Inc. (Series H)                                                      2,012,500

Metals / Minerals--0.0%
                         7,000  Republic Technologies (Warrants)(e)                                                   70

Packaging--0.0%
                         3,250  Pliant Corporation (Warrants)(e)                                                   6,906

Telecommunications--0.0%
                         6,000  Ntelos Inc. (Warrants)(e)                                                         30,750

Wireless Communications--2.3%
                         4,319  Crown Castle International Corporation (b)                                     3,465,998
                         8,664  Nextel Communications, Inc. (Series D)(b)                                      4,613,580
                         3,596  Rural Cellular Corp. (Series B)(b)                                             2,903,770
                                                                                                          --------------
                                                                                                              10,983,348

                                Total Investments in Preferred Stocks & Warrants
                                (Cost--$26,082,220)--2.8%                                                     13,709,238


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)
                        Face
                       Amount                    Short-Term Securities                                         Value
COMMERCIAL PAPER***--2.2%
                   $10,000,000  Gannett Company, 3.50% due 10/10/2001                                     $    9,991,250
                       895,000  General Motors Acceptance Corp., 3.44% due 10/01/2001                            895,000
                                                                                                          --------------
                                                                                                              10,886,250

US Government Agency Obligations***--3.7%
                     7,000,000  Fannie Mae, 2.60% due 10/15/2001                                               6,992,922
                                Federal Home Loan Mortgage Corporation:
                     3,000,000     3.41% due 10/11/2001                                                        2,997,158
                     7,780,000     3.41% due 10/15/2001                                                        7,769,683
                                                                                                          --------------
                                                                                                              17,759,763

                                Total Investments in Short-Term Securities
                                (Cost--$28,646,013)--5.9%                                                     28,646,013

                                Total Investments (Cost--$703,863,303)--97.8%                                475,887,407
                                Other Assets Less Liabilities--2.2%                                           10,556,191
                                                                                                          --------------
                                   Net Assets--100.0%                                                     $  486,443,598
                                                                                                          ==============

*Not Rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust. ***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
(a)Each $1,000 face amount contains one warrant of Republic
Technologies.
(b)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Non-income producing security.
(e)Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(f)Restricted securities as to resale. The value of the Trust's investment in restricted securities was $9,184,000, representing 1.9% of net assets.

                                       Acquisition
Issue                                    Date(s)           Cost          Value
Autonation, Inc., 9% due 8/01/2008      8/01/2001      $ 3,554,316    $ 3,474,000
United States Steel LLC,
10.75% due 8/01/2008                    7/24/2001        4,939,850      4,675,000
Westpoint Stevens Inc.,                8/24/2000 -
7.875% due 6/15/2008                    9/28/2000        2,559,375      1,035,000

Total                                                  $11,053,541    $ 9,184,000
                                                       ===========    ===========

See Notes to Financial Statements.


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


STATEMENT OF ASSETS AND LIABILITIES


As of September 30, 2001

MASTER U.S. HIGH YIELD TRUST
Assets:
Investments, at value (identified cost--$703,863,303)                                                     $  475,887,407
Receivables:
   Interest                                                                          $   13,012,780
   Contributions                                                                            929,035
   Dividends                                                                                107,812           14,049,627
                                                                                     --------------
Prepaid expenses and other assets                                                                                126,084
                                                                                                          --------------
Total assets                                                                                                 490,063,118
                                                                                                          --------------

Liabilities:
Payables:
   Withdrawals                                                                            1,290,905
   Securities purchased                                                                     498,889
   Investment adviser                                                                       138,275
   Reorganization costs                                                                      28,000            1,956,069
                                                                                     --------------
Accrued expenses and other liabilities                                                                         1,663,451
                                                                                                          --------------
Total liabilities                                                                                              3,619,520
                                                                                                          --------------

Net Assets:
Net assets                                                                                                $  486,443,598
                                                                                                          ==============

Net Assets Consist of:
Partners' capital                                                                                         $  714,419,494
Unrealized depreciation on investments--net                                                                (227,975,896)
                                                                                                          --------------
Net assets                                                                                                $  486,443,598
                                                                                                          ==============

See Notes to Financial Statements.


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


STATEMENT OF OPERATIONS


For the Six Months Ended September 30, 2001

MASTER U.S. HIGH YIELD TRUST
Investment Income:
Interest                                                                                                  $   31,106,114
Dividends                                                                                                        861,567
                                                                                                          --------------
Total income                                                                                                  31,967,681
                                                                                                          ==============

Expenses:
Investment advisory fees                                                             $      969,233
Accounting services                                                                          91,046
Professional fees                                                                            30,332
Custodian fees                                                                               19,689
Trustees' fees and expenses                                                                  19,209
Offering costs                                                                               17,314
Pricing fees                                                                                  7,558
Other                                                                                         8,983
                                                                                     --------------
Total expenses                                                                                                 1,163,364
                                                                                                          --------------
Investment income--net                                                                                        30,804,317
                                                                                                          --------------

Realized & Unrealized Loss on Investments--Net:
Realized loss on investments--net                                                                           (30,954,963)
Change in unrealized depreciation on investments--net                                                       (45,004,108)
                                                                                                          --------------
Net Decrease in Net Assets Resulting from Operations                                                      $ (45,154,754)
                                                                                                          ==============

See Notes to Financial Statements.


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


STATEMENTS OF CHANGES
IN NET ASSETS
MASTER U.S. HIGH YIELD TRUST
                                                                                     For the Six       For the Period
                                                                                     Months Ended   September 1, 2000++
                                                                                    September 30,       to March 31,
Increase (Decrease)in Net Assets:                                                        2001               2001
Operations:
Investment income--net                                                               $   30,804,317       $   37,424,975
Realized loss on investments--net                                                      (30,954,963)          (9,602,702)
Change in unrealized depreciation on investments--net                                  (45,004,108)         (64,106,857)
                                                                                     --------------       --------------
Net decrease in net assets resulting from operations                                   (45,154,754)         (36,284,584)
                                                                                     --------------       --------------

Capital Transactions:
Proceeds from contributions                                                              91,333,863          861,226,284
Fair value of withdrawals                                                             (122,167,184)        (262,610,127)
                                                                                     --------------       --------------
Net increase (decrease) in net assets derived from net capital transactions            (30,833,321)          598,616,157
                                                                                     --------------       --------------

Net Assets:
Total increase (decrease) in net assets                                                (75,988,075)          562,331,573
Beginning of period                                                                     562,431,673              100,100
                                                                                     --------------       --------------
End of period                                                                        $  486,443,598       $  562,431,673
                                                                                     ==============       ==============

++Commencement of operations.

See Notes to Financial Statements.


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


FINANCIAL HIGHLIGHTS
MASTER U.S. HIGH YIELD TRUST

The following ratios have been derived from information provided in the financial statements.

                                                                                     For the Six       For the Period
                                                                                     Months Ended   September 1, 2000++
                                                                                    September 30,       to March 31,
                                                                                         2001               2001
Ratios to Average Net Assets:
Expenses                                                                                      .42%*                .45%*
                                                                                     ==============       ==============
Investment income--net                                                                      11.12%*              12.13%*
                                                                                     ==============       ==============

Supplemental Data:
Net assets, end of period (in thousands)                                             $      486,444       $      562,432
                                                                                     ==============       ==============
Portfolio turnover                                                                           20.91%               30.71%
                                                                                     ==============       ==============

*Annualized.
++Commencement of operations.

See Notes to Financial Statements.


September 30, 2001, Mercury U.S. High Yield Fund, Inc.


NOTES TO FINANCIAL STATEMENTS


MERCURY MASTER U.S. HIGH YIELDFUND, INC.

1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



September 30, 2001, Mercury U.S. High Yield Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.



SEPTEMBER 30, 2001, MERCURY U.S. HIGH YIELD FUND, INC.


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


During the six months ended September 30, 2001, the Fund paid
Merrill Lynch Security Pricing Service, an affiliate of Merrill
Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $71 for security price quotations.

For the six months ended September 30, 2001, the Trust reimbursed
FAM an aggregate of $11,984 for certain accounting services.
Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2001 were $105,794,114 and $110,691,500, respectively.

Net realized gains (losses) for the six months ended
September 30, 2001 and net unrealized losses as of September 30, 2001 were as follows:


                                   Realized            Unrealized
                                Gains (Losses)           Losses

Long-term investments          $ (30,955,034)      $(227,975,896)
Short-term investments                     71                  --
                               --------------      --------------
Total                          $ (30,954,963)      $(227,975,896)
                               ==============      ==============


As of September 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $227,975,896, of which $5,977,998 related to appreciated securities and $233,953,894 related to depreciated securities. At September 30, 2001, the aggregate cost of investments for Federal income tax purposes was $703,863,303.


4. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the six months ended
September 30, 2001.



SEPTEMBER 30, 2001, MERCURY U.S. HIGH YIELD FUND, INC.